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EXHIBIT 10.7

                                    EXHIBIT A

                           GRANT OF SECURITY INTEREST

                                    (PATENTS)



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                           GRANT OF SECURITY INTEREST
                                    (PATENTS)

         THIS GRANT OF SECURITY INTEREST (PATENTS), DATED AS OF NOVEMBER 19, 2001, BY AND BETWEEN CRONOS EQUIPMENT (BERMUDA) LIMITED, A COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF THE ISLANDS OF BERMUDA ("ASSIGNOR"), AND FORTIS BANK (NEDERLAND) N.V. (F/K/A MEESPIERSON N.V.), A NAAMLOZE VENNOOTSCHAP ("ASSIGNEE").

                              W I T N E S S E T H:

WHEREAS, pursuant to that certain Collateral Agreement, dated as of November 16, 2001 (as the same may be amended, modified, supplemented, or restated from time to time, the "Collateral Agreement) by and between Assignor, Cronos Finance (Bermuda) Limited, a company organized and existing under the laws of the islands of Bermuda ("CFL"), and Assignee, Assignor has granted to Assignee a security interest in all of Assignor's right, title and interest, whether presently existing or hereinafter arising or acquired, in, to and under all of the "Intellectual Property," as defined in the Collateral Agreement; and

WHEREAS, Assignee has agreed to extend credit to and for the benefit of CFL on the condition, among others, that Assignor grant a security interest in and to, and assign for security purposes (and not as an absolute assignment) in favor of and to Assignee, all of Assignor's right, title, and interest in and to the Intellectual Property to secure payment and performance of the "Secured Obligations" (as such term is defined in the Collateral Agreement).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, as collateral security for the prompt and complete payment and performance when due of the Secured Obligations, Assignor hereby represents, warrants, covenants and agrees as follows:

         1. Unless otherwise defined herein, the terms defined in the Collateral Agreement are used herein as therein defined.

         2. As security for the full, complete, and final payment and performance when due (whether at stated maturity, by acceleration, or otherwise) of all of the Secured Obligations, Assignor hereby assigns, conveys, mortgages, pledges, hypothecates, and transfers to Assignee, and hereby grants to Assignee a security interest in and to all of Assignor's respective right, title, and interest in, to and under all Patents, Trademarks, and other Intellectual Property, as defined in the Collateral Agreement, including, without limitation, each registered patent and applications for letters patent, and all trademarks, tradenames, corporate names, business names, trade styles, service marks, logos and other source of business identifiers, prints, and labels listed on Schedule 1 hereto, including, without limitation, all income, payments, proceeds, and products of the foregoing, the right to sue for past, present, and future infringements, all rights corresponding thereto



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throughout the world, all goodwill therein or in business connected with or symbolized by any such Trademarks, and all reissues, divisions, continuations-in-part, and renewals thereof.

Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of and security interest in the Intellectual Property made and granted hereby are more fully set forth in the Collateral Agreement (or in the "Loan Agreement" referred to therein), the terms and provisions of which are incorporated herein by reference.

Following the payment in full of the Secured Obligations and the termination of the Loan Agreement referenced in the Collateral Agreement in accordance with its terms, the security interest, this Grant of Security Interest (Patents), and any and all financing statements granted to or filed on behalf of Assignee will be automatically terminated, released, and/or reassigned to Assignor and Assignee will execute such instruments as may be reasonably requested to evidence such termination, release, and/or reassignment. IN WITNESS WHEREOF, each of the parties has caused this Grant of the Security Interest (Patents) to be duly executed by its officer(s) thereunto duly authorized as of the date first above written.



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                                              ASSIGNOR:

                                              CRONOS EQUIPMENT (BERMUDA) LIMITED


                                              By       /s/ DENNIS J TIETZ

                                                       Dennis J Tietz

                                              Its      Director

                                              ----------------------------------


                                                               ASSIGNEE:

                                             FORTIS BANK (NEDERLAND) N.V.

                                              By        /s/ MERIJN ZONDAG

                                                       Merijn Zondag

                                                       MENNO VAN LACUM

                                                       Menno Van Lacum

                                              Its
                                                 -------------------------------



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                                 ACKNOWLEDGEMENT

STATE OF CALIFORNIA                 )
                                                     ) ss.
COUNTY OF SAN FRANCISCO    )



         On this 20th day of November, 2001, before me, the undersigned Notary Public, personally appeared Dennis J Tietz, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in her/his authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                 /s/ TIFFANY M CHAN

                                                 Tiffany M Chan

                                                 Notary Public in and for said
                                                 County and State

My commission expires:

November 25, 2002



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